Exhibit 4.2

FIRST SUPPLEMENTAL INDENTURE

BETWEEN

CHEVRON CORPORATION, As Issuer

and

DEUTSCHE BANK TRUST COMPANY AMERICAS, As Trustee

Dated as of May 11, 2020

TABLE OF CONTENTS

Article One DEFINITIONS		1

Section 1.01	Definitions	1
Section 1.02	Other Definitions	8

Article Two TERMS OF THE NOTES		8

Section 2.01	Each of the 2023 Fixed Rate Notes, the 2023 Floating Rate Notes, the 2025 Fixed Rate Notes, the 2027 Fixed Rate Notes, the 2030 Fixed Rate Notes, the 2040 Fixed Rate Notes, and the 2050 Fixed Rate Notes Constitutes a series of Securities	8
Section 2.02	Terms and Provisions of the Notes	8

Article Three MISCELLANEOUS PROVISIONS		12

Section 3.01	Provisions of the Indenture	12
Section 3.02	Calculation Agent .	12
Section 3.03	Separability of Invalid Provisions	13
Section 3.04	Execution in Counterparts	13
Section 3.05	Trustee’s Disclaimer	13
Section 3.06	Effectiveness	13
Section 3.07	Tax Matters	13

Signatures

Exhibits

Exhibit A – Form of 2023 Fixed Rate Note
Exhibit B – Form of 2023 Floating Rate Note
Exhibit C – Form of 2025 Fixed Rate Note
Exhibit D – Form of 2027 Fixed Rate Note
Exhibit E – Form of 2030 Fixed Rate Note
Exhibit F – Form of 2040 Fixed Rate Note
Exhibit G – Form of 2050 Fixed Rate Note

FIRST SUPPLEMENTAL INDENTURE

THIS FIRST SUPPLEMENTAL INDENTURE, dated as of May 11, 2020, between CHEVRON CORPORATION, a Delaware corporation, as Issuer (“Chevron”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York State banking corporation, as Trustee (the “Trustee”).

W I T N E S S E T H:

WHEREAS, Chevron and the Trustee have entered into that certain Indenture dated as of May 11, 2020 (the “Indenture”);

WHEREAS, pursuant to the provisions of Section 3.1 of the Indenture, Chevron wishes to enter into this First Supplemental Indenture to establish the terms and provisions of six series of Securities (as defined in the Indenture);

WHEREAS, in compliance with the requirements of the Indenture, Chevron has duly authorized the execution and delivery of this First Supplemental Indenture, and all things necessary have been done to make this First Supplemental Indenture a valid agreement of Chevron in accordance with its terms:

NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:

That in consideration of the premises, Chevron covenants and agrees with the Trustee, for the equal and proportionate benefit of the respective holders from time to time of the Securities, as follows:

Article One

DEFINITIONS

Section 1.01    Definitions. The terms defined in this Section 1.01 shall, for all purposes of the Indenture and this First Supplemental Indenture have the meanings herein specified, unless the context clearly otherwise requires.

(A)    2023 Fixed Rate Notes

The term “2023 Fixed Rate Notes” shall mean the $1,200,000,000 in aggregate principal amount 1.141% Notes Due 2023.

(B)    2023 Floating Rate Notes

The term “2023 Floating Rate Notes” shall mean the $300,000,000 in aggregate principal amount Floating Rate Notes Due 2023.

(C)    2023 Notes

The term “2023 Notes” shall mean the 2023 Floating Rate Notes and the 2023 Fixed Rate Notes.

(D)    2025 Fixed Rate Notes

The term “2025 Fixed Rate Notes” shall mean the $2,500,000,000 in aggregate principal amount 1.554% Notes Due 2025.

(E)    2025 Notes

The term “2025 Notes” shall mean the 2025 Fixed Rate Notes.

(F)    2027 Fixed Rate Notes

The term “2027 Fixed Rate Notes” shall mean the $1,000,000,000 in aggregate principal amount 1.995% Notes Due 2027.

(G)    2027 Notes

The term “2027 Notes” shall mean the 2027 Fixed Rate Notes.

(H)    2030 Fixed Rate Notes

The term “2030 Fixed Rate Notes” shall mean the $1,500,000,000 in aggregate principal amount 2.236% Notes Due 2030.

(I)    2030 Notes

The term “2030 Notes” shall mean the 2030 Fixed Rate Notes.

(J)    2040 Fixed Rate Notes

The term “2040 Fixed Rate Notes” shall mean the $500,000,000 in aggregate principal amount 2.978% Notes Due 2040.

(K)    2040 Notes

The term “2040 Notes” shall mean the 2040 Fixed Rate Notes.

(L)    2050 Fixed Rate Notes

The term “2050 Fixed Rate Notes” shall mean the $1,000,000,000 in aggregate principal amount 3.078% Notes Due 2050.

(M)    2050 Notes

The term “2050 Notes” shall mean the 2050 Fixed Rate Notes.

(N)    Adjusted Treasury Rate

The term “Adjusted Treasury Rate” shall mean (1) the arithmetic mean of the yields under the heading “Week Ending” published in the Statistical Release most recently published prior to the date of determination under the caption “Treasury Constant Maturities” for the maturity (rounded to the nearest month) corresponding to the remaining term, as of the Redemption Date, of the Notes being redeemed plus (2) 0.15% for the 2023 Fixed Rate Notes, 0.20% for the 2025 Fixed Rate Notes, 0.25% for the 2027 Fixed Rate Notes, 0.25% for the 2030 Fixed Rate Notes, 0.25% for the 2040 Fixed Rate Notes, and 0.30% for the 2050 Fixed Rate Notes. If no maturity set forth under such heading exactly corresponds to the remaining term of a series of Notes being redeemed, yields for the two published maturities most closely corresponding to the remaining term of the series of Notes being redeemed will be calculated as described in the preceding sentence, and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight-line basis, rounding each of the relevant periods to the nearest month. The Adjusted Treasury Rate is to be determined on the third Business Day preceding the applicable Redemption Date.

(O)    Benchmark

The term “Benchmark” means, initially, three-month U.S. dollar LIBOR; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to three month U.S. dollar LIBOR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

(P)    Benchmark Replacement

The term “Benchmark Replacement” means the Interpolated Benchmark with respect to the then-current Benchmark, plus the Benchmark Replacement Adjustment for such Benchmark; provided that if Chevron or its Designee cannot determine the Interpolated Benchmark as of the Benchmark Replacement Date, then “Benchmark Replacement” means the first alternative set forth in the order below that can be determined by Chevron or its Designee as of the Benchmark Replacement Date:

(1)	the sum of (a) Term SOFR and (b) the Benchmark Replacement Adjustment;

(2)	the sum of (a) Compounded SOFR and (b) the Benchmark Replacement Adjustment;

(3)

the sum of (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor and (b) the Benchmark Replacement Adjustment;

(4)	the sum of (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; and

(5)

the sum of (a) the alternate rate of interest that has been selected by Chevron or its Designee as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment.

(Q)    Benchmark Replacement Adjustment

The term “Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by Chevron or its Designee as of the Benchmark Replacement Date:

(1)

the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

(2)	if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment; and

(3)

the spread adjustment (which may be a positive or negative value or zero) that has been selected by Chevron or its Designee giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated floating rate notes at such time.

(R)    Benchmark Replacement Conforming Changes

The term “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “interest period,” timing and frequency of determining rates and making payments of interest, rounding of amounts or tenors, changes to the definition of “Corresponding Tenor” solely when such tenor is longer than the interest period and other administrative matters) that Chevron or its Designee decide may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if Chevron or its Designee decide that adoption of any portion of such market practice is not administratively feasible or if we or our Designee determine that no market practice for use of the Benchmark Replacement exists, in such other manner as Chevron or its Designee determine is reasonably necessary).

(S)    Benchmark Replacement Date

The term “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(1)

in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; and

(2)	in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

(T)    Benchmark Replacement Transition Event

The term “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(1)

a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that such administrator has ceased or will cease to provide the Benchmark, permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark;

(2)

a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or

(3)	a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

(U)    Blanket Issuer Letter of Representations

The term “Blanket Issuer Letter of Representations” shall mean the Blanket Issuer Letter of Representations, dated February 25, 2009, executed by and between Chevron and The Depository Trust Company.

(V)    Calculation Agent

The term “Calculation Agent” shall mean Deutsche Bank Trust Company Americas, until a successor replaces it pursuant to the applicable provisions of the Indenture and, thereafter, shall mean such successor.

(W)    Compounded SOFR

The term “Compounded SOFR” means the compounded average of SOFRs for the applicable Corresponding Tenor, with the rate, or methodology for this rate, and conventions for this rate being established by Chevron or its Designee in accordance with:

(1)	the rate, or methodology for this rate, and conventions for this rate selected or recommended by the Relevant Governmental Body for determining compounded SOFR; provided that:

(2)

if and to the extent that Chevron or its Designee determine that Compounded SOFR cannot be determined in accordance with clause (1) above, then the rate, or methodology for this rate, and conventions for this rate that have been selected by Chevron or its Designee giving due consideration to any industry-accepted market practice for U.S. dollar-denominated floating rate notes at such time.

For the avoidance of doubt, the calculation of Compounded SOFR shall exclude the Benchmark Replacement Adjustment and the margin specified in the definition of LIBOR above.

(X)    Corresponding Tenor

The term “Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustment) as the applicable tenor for the then-current Benchmark.

(Y)    Designee

The term “Designee” means the designee of Chevron, which may be the Calculation Agent (only if the Calculation Agent is not the Trustee), a successor calculation agent, or other designee of Chevron’s.

(Z)    First Supplemental Indenture

The term “First Supplemental Indenture” shall mean this First Supplemental Indenture, dated as of May 11, 2020, between Chevron and the Trustee, as such is originally executed, or as it may from time to time be supplemented, modified or amended, as provided herein and in the Indenture.

(AA)    Fixed Rate Notes

The term “Fixed Rate Notes” shall mean the 2023 Fixed Rate Notes, the 2025 Fixed Rate Notes, the 2027 Fixed Rate Notes, the 2030 Fixed Rate Notes, the 2040 Fixed Rate Notes, and the 2050 Fixed Rate Notes.

(BB)    Floating Rate Notes

The term “Floating Rate Notes” shall mean the 2023 Floating Rate Notes.

(CC)    Indenture

The term “Indenture” shall mean the Indenture, dated as of May 11, 2020, between Chevron and the Trustee, as it may from time to time hereafter be further supplemented, modified or amended, as provided in the Indenture.

(DD)    Interest Determination Date

The term “Interest Determination Date” for the Floating Rate Notes shall mean, with respect to the initial Interest Period, May 11, 2020, and for each subsequent Interest Period, the second London Business Day preceding the first day of such Interest Period.

(EE)    Interest Payment Dates

The term “Interest Payment Dates” shall mean (i) each May 11 and November 11, commencing November 11, 2020, with respect to the Fixed Rate Notes, and (ii) each February 11, May 11, August 11 and November 11, commencing August 11, 2020, with respect to the Floating Rate Notes. If any Interest Payment Date for a series of Floating Rate Notes falls on a date that is not a Business Day, the applicable interest payment will be made on the next Business Day, except that if that Business Day is in the immediately succeeding calendar month, the interest payment will be made on the next preceding Business Day, in each case with interest accruing to the applicable Interest Payment Date as so adjusted. If any interest payment date for a series of Fixed Rate Notes falls on a date that is not a Business Day, the applicable interest payment will be made on the next Business Day, and no interest shall accrue on the amount of interest due on that interest payment date for the period from and after such interest payment date to the next Business Day.

(FF)    Interest Period

The term “Interest Period” shall mean for each series of Floating Rate Notes the period commencing on the applicable Interest Payment Date (or, in the case of the initial Interest Period, commencing on May 11, 2020) and ending on the day preceding the next Interest Payment Date. The initial Interest Period for the Floating Rate Notes is May 11, 2020 through August 10, 2020.

(GG)    Interest Reset Date

The term “Interest Reset Date” shall mean for each series of Floating Rate Notes, the first day of each Interest Period other than the initial Interest Period.

(HH)    Interpolated Benchmark

The term “Interpolated Benchmark” with respect to the Benchmark means the rate determined for the Corresponding Tenor by interpolating on a linear basis between (1) the Benchmark for the longest period (for which the Benchmark is available) that is shorter than the Corresponding Tenor and (2) the Benchmark for the shortest period (for which the Benchmark is available) that is longer than the Corresponding Tenor.

(II)    ISDA Definitions

The term “ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

(JJ)    ISDA Fallback Adjustment

The term “ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

(KK)    ISDA Fallback Rate

The term “ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor, excluding the applicable ISDA Fallback Adjustment.

(LL)    LIBOR

Subject to the Benchmark Transition Provisions (as defined below), “LIBOR” will be determined by the Calculation Agent in accordance with the following provisions:

(i) With respect to any Interest Determination Date, LIBOR will be the rate for deposits in United States dollars having a maturity of three months commencing on the first day of the applicable Interest Period that appears on Reuters Screen LIBOR01 Page as of 11:00 a.m., London time, on that Interest Determination Date. If no rate appears, then LIBOR, in respect of that Interest Determination Date, will be determined in accordance with the provisions described in (ii) below.

(ii) With respect to an Interest Determination Date on which no rate appears on Reuters Screen LIBOR01 Page, as specified in (i) above, the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by Chevron, to provide the Calculation Agent with its offered quotation for deposits in United States dollars for the period of three months, commencing on the first day of the applicable Interest Period, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in United States dollars in that market at that time. If at least two quotations are provided, then LIBOR on that Interest Determination Date will be the arithmetic mean of those quotations. If fewer than two quotations are provided, then LIBOR on the Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., in The City of New York, on the Interest Determination Date by three major banks in The City of New York selected by Chevron for loans in United States dollars to leading European banks, having a three-month maturity and in a principal amount that is representative for a single transaction in United States dollars in that market at that time; provided that if the banks selected by Chevron are not providing quotations in the manner described by this sentence, LIBOR will be the same as the rate determined for the immediately preceding Interest Reset Date or if there is no immediately preceding Interest Reset Date, LIBOR will be the same as the rate determined for the initial Interest Period. With respect to each Determination Date on which the Calculation Agent, in consultation with Chevron, calculates LIBOR using quotations from reference banks, upon the receipt of such quotations the Calculation Agent shall notify Chevron of the identity of each such reference bank and the quotation provided by each such reference bank.

(MM)    London Business Day

The term “London Business Day” shall mean any day on which dealings in United States dollars are transacted on the London interbank market.

(NN)    Notes

The term “Notes” shall mean the 2023 Fixed Rate Notes, the 2023 Floating Rate Notes, the 2025 Fixed Rate Notes, the 2027 Fixed Rate Notes, the 2030 Fixed Rate Notes, the 2040 Fixed Rate Notes, and the 2050 Fixed Rate Notes.

(OO)    Reference Time

The term “Reference Time” with respect to any determination of the Benchmark means (1) if the Benchmark is three-month U.S. dollar LIBOR, 11:00 a.m. (London time) on the day that is two London banking days preceding the date of such determination, and (2) if the Benchmark is not three-month U.S. dollar LIBOR, the time determined by Chevron or its Designee in accordance with the Benchmark Replacement Conforming Changes.

(PP)    Relevant Governmental Body

The term “Relevant Governmental Body” means the Federal Reserve Board and/or the NY Federal Reserve, or a committee officially endorsed or convened by the Federal Reserve Board and/or the NY Federal Reserve or any successor thereto.

(QQ)    Reuters Screen LIBOR01 Page

The term “Reuters Screen LIBOR01 Page” shall mean the display designated on page “LIBOR01” on Reuters (or such other page as may replace the LIBOR01 page on that service or any successor service for the purpose of displaying London interbank offered rates for U.S. dollar deposits of major banks).

(RR)    SOFR

The term “SOFR” with respect to any day means the secured overnight financing rate published for such day by the NY Federal Reserve, as the administrator of the benchmark, or a successor administrator, on the website of the NY Federal Reserve at http://www.newyorkfed.org, or any successor source.

(SS)    Statistical Release

The term “Statistical Release” shall mean the statistical release designation “H.15” or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively-traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the terms of the Notes, then such other reasonably comparable index as Chevron shall designate.

(TT)    Term SOFR

The term “Term SOFR” means the forward-looking term rate for the applicable Corresponding Tenor based on SOFR that has been selected or recommended by the Relevant Governmental Body.

(UU)    Trustee

The term “Trustee” shall mean Deutsche Bank Trust Company Americas, until a successor replaces it pursuant to the applicable provisions of the Indenture and, thereafter, shall mean such successor.

(VV)    Unadjusted Benchmark Replacement

The term “Unadjusted Benchmark Replacement” means the Benchmark Replacement, excluding the Benchmark Replacement Adjustment.

Section 1.02    Other Definitions. All of the terms appearing herein shall be defined as the same are now defined under the provisions of the Indenture, except when expressly herein or otherwise defined.

Article Two

TERMS OF THE NOTES

Section 2.01    Each of the 2023 Fixed Rate Notes, the 2023 Floating Rate Notes, the 2025 Fixed Rate Notes, the 2027 Fixed Rate Notes, the 2030 Fixed Rate Notes, the 2040 Fixed Rate Notes, and the 2050 Fixed Rate Notes Constitutes a series of Securities. Each of the 2023 Fixed Rate Notes, the 2023 Floating Rate Notes, the 2025 Fixed Rate Notes, the 2027 Fixed Rate Notes, the 2030 Fixed Rate Notes, the 2040 Fixed Rate Notes, and the 2050 Fixed Rate Notes are hereby authorized to be issued under the Indenture as a series of Securities. The 2023 Fixed Rate Notes shall be in the aggregate principal amount of U.S.$1,200,000,000. The 2023 Floating Rate Notes shall be in the aggregate principal amount of U.S.$300,000,000. The 2025 Fixed Rate Notes shall be in the aggregate principal amount of U.S.$2,500,000,000. The 2027 Fixed Rate Notes shall be in the aggregate principal amount of U.S.$1,000,000,000. The 2030 Fixed Rate Notes shall be in the aggregate principal amount of U.S.$1,500,000,000. The 2040 Fixed Rate Notes shall be in the aggregate principal amount of U.S.$500,000,000. The 2050 Fixed Rate Notes shall be in the aggregate principal amount of U.S.$1,000,000,000.

Section 2.02    Terms and Provisions of the Notes. The Notes shall be subject to the terms and provisions hereinafter set forth:

(A)

The 2023 Fixed Rate Notes shall be designated as the 1.141% Notes Due 2023. The 2023 Floating Rate Notes shall be designated as the Floating Rate Notes Due 2023. The 2025 Fixed Rate Notes shall be designated as the 1.554% Notes Due 2025. The 2027 Fixed Rate Notes shall be designated as the 1.995% Notes Due 2027. The 2030 Fixed Rate Notes shall be designated as the 2.236% Notes Due 2030. The 2040 Fixed Rate Notes shall be designated as the 2.978% Notes Due 2040. The 2050 Fixed Rate Notes shall be designated as the 3.078% Notes Due 2050.

(B)	The Notes shall bear interest on the unpaid principal amount thereof from May 11, 2020.

(C)

The 2023 Notes shall mature on May 11, 2023. The 2025 Notes shall mature on May 11, 2025. The 2027 Notes shall mature on May 11, 2027. The 2030 Notes shall mature on May 11, 2030. The 2040 Notes shall mature on May 11, 2040. The 2050 Notes shall mature on May 11, 2050.

(D)

The 2023 Fixed Rate Notes shall bear interest at the rate of 1.141% per annum, payable on November 11, 2020 and on each May 11 and November 11 thereafter. The 2025 Fixed Rate Notes shall bear interest at the rate of 1.554% per annum, payable on November 11, 2020 and on each May 11 and November 11 thereafter. The 2027 Fixed Rate Notes shall bear interest at the rate of 1.995% per annum, payable on November 11, 2020 and on each May 11 and November 11 thereafter. The 2030 Fixed Rate Notes shall bear interest at the rate of 2.236% per annum, payable on November 11, 2020 and on each May 11 and November 11 thereafter. The 2040 Fixed Rate Notes shall bear interest at the rate of 2.978% per annum, payable on November 11, 2020 and on each May 11, and November 11 thereafter. The 2050 Fixed Rate Notes shall bear interest at the rate of 3.078% per annum, payable on November 11, 2020 and on each May 11 and November 11 thereafter.

(E)

The Floating Rate Notes shall bear interest at a variable rate from May 11, 2020. The interest rate for the Floating Rate Notes for a particular Interest Period will be a per annum rate equal to LIBOR as determined on the applicable Interest Determination Date as determined by the Calculation Agent, plus 0.90%. The interest rate on the Floating Rate Notes for each Interest Period shall be reset (or in the case of the initial Interest Period, set) on each Interest Reset Date. Additionally, the interest rate on the floating rate notes will in no event be lower than zero.

Notwithstanding the foregoing paragraph, if Chevron or its Designee determine on or prior to the relevant Interest Determination Date that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the then-current Benchmark, then (i) Chevron shall promptly provide written notice of such determination to the Calculation Agent and (ii) the provisions set forth below under the heading “Effect of Benchmark Transition Event” (the “Benchmark Transition Provisions”) will thereafter apply to all determinations, calculations and quotations made or obtained for the purposes of calculating the rate and amount of interest payable on the Floating Rate Notes during a relevant Interest Period. In accordance with the benchmark transition provisions, after a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the amount of interest that will be payable for each Interest Period on the Floating Rate Notes will be a rate per annum equal to the sum of the Benchmark Replacement and the margin of 0.90%, as determined by Chevron or its Designee provided, however, that the minimum interest rate on the Floating Rate Notes shall not be less than 0.000%.

However, if Chevron or its Designee determine that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the then-current Benchmark, but for any reason the Benchmark Replacement has not been determined as of the relevant Interest Determination Date, the interest rate for the applicable Interest Period will be equal to the interest rate on the last Interest Determination Date for the Floating Rate Notes, as determined by Chevron or its Designee.

All percentages resulting from any calculation of any interest rate for the Floating Rate Notes will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point being rounded upwards (e.g., 8.986865% (or 0.08986865) being rounded to 8.98687% (or 0.0898687)) and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards).

The interest rate on the Floating Rate Notes will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States laws of general application. Additionally, the interest rate on the Floating Rate Notes will in no event be lower than zero.

The Calculation Agent will, upon the request of any holder of the Floating Rate Notes, provide the interest rate then in effect with respect to the Floating Rate Notes and, if it has been determined, the interest rate to be in effect for the next Interest Period. The Calculation Agent shall calculate the interest rate in accordance with the foregoing and shall notify the Trustee or paying agent of such interest rate. All calculations of the Calculation Agent, in the absence of manifest error, shall be conclusive for all purposes and binding on Chevron and holders of the Floating Rate Notes and neither the Trustee nor any paying agent shall have the duty to verify determinations of interest rates made by the Calculation Agent.

Effect of Benchmark Transition Event:

Benchmark Replacement. If Chevron or its Designee determine that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any determination of the Benchmark on any date, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the Floating Rate Notes in respect of such determination on such date and all determinations on all subsequent dates.

Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, Chevron or its Designee will have the right to make Benchmark Replacement Conforming Changes from time to time.

Decisions and Determinations. Any determination, decision, election or calculation that may be made by Chevron or its Designee pursuant to the benchmark transition provisions described herein, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error, may be made in Chevron or its Designee’s sole discretion and notwithstanding anything to the contrary in any documentation relating to the Floating Rate Notes, shall become effective without consent from the holders of the Floating Rate Notes or any other party.

(F)

Each of the 2023 Fixed Rate Notes, the 2023 Floating Rate Notes, the 2025 Fixed Rate Notes, the 2027 Fixed Rate Notes, the 2030 Fixed Rate Notes, the 2040 Fixed Rate Notes and the 2050 Fixed Rate Notes shall be issued initially as one or more Global Securities (the “Global Notes”) in registered form registered in the name of The Depository Trust Company or its nominee in such denominations as are required by the Blanket Issuer Letter of Representations and otherwise as in substantially the form set forth in Exhibit A, Exhibit B, Exhibit C, Exhibit D, Exhibit E, Exhibit F, and Exhibit G to this First Supplemental Indenture with such minor changes thereto as may be required in the process of printing or otherwise producing the Global Notes but not affecting the substance thereof.

(G)	The Depositary for the Notes shall be The Depository Trust Company.

(H)

The Global Notes shall be exchangeable for definitive Notes in registered form substantially the same as the Global Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof upon the terms and in accordance with the provisions of the Indenture. Interest on the Floating Rate Notes will be calculated on the basis of the actual number of days in each quarterly interest period and a 360-day year. The Fixed Rate Notes will be computed on the basis of a 360-day year of twelve 30-day months.

(I)

The Notes shall be payable (as to both principal and interest) when and as the same become due at the office of the Trustee; provided that as long as the Notes are in the form of one or more Global Notes, payments of interest may be made by wire transfer in accordance with the provisions of the Indenture and such Global Notes; and provided further that upon any exchange of the Global Notes for Notes in definitive form, Chevron elects to exercise its option to have interest payable by check mailed to the registered owners at such owners’ addresses as they appear on the Register, as kept by the Trustee, on each relevant Record Date.

(J)	The Trustee shall be the registrar for the Notes and the Register of the Notes shall be kept at the principal office of the Trustee.

(K)

Chevron hereby appoints the Trustee as the Calculation Agent in connection with the Notes. The Trustee shall be the Calculation Agent until a successor replaces it pursuant to the applicable provisions of the Indenture and, thereafter, Calculation Agent shall mean such successor.

(L)	The Record Date for the Notes shall be the fifteenth day preceding the relevant Interest Payment Date.

(M)

The 2023 Fixed Rate Notes shall be subject to redemption, at the option of Chevron, in whole or in part, at any time at a redemption price equal to the greater of (a) 100% of the principal amount of the 2023 Fixed Rate Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the redemption date), discounted to the redemption date on a semiannual basis, calculated assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus interest accrued on the 2023 Fixed Rate Notes being redeemed to, but not including, the Redemption Date.

(N)

Prior to April 11, 2025, the 2025 Fixed Rate Notes shall be subject to redemption, at the option of Chevron, in whole or in part, at any time at a redemption price equal to the greater of (a) 100% of the principal amount of the 2025 Fixed Rate Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the redemption date), discounted to the redemption date on a semiannual basis, calculated assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus interest accrued on the 2025 Fixed Rate Notes being redeemed to, but not including, the redemption date. On or after April 11, 2025, the 2025 Fixed Rate Notes shall be subject to redemption, at the option of Chevron, in whole or in part, at any time at a redemption price equal to 100% of the principal amount of the 2025 Fixed Rate Notes being redeemed plus interest accrued on the 2025 Fixed Rate Notes being redeemed to, but not including, the redemption date.

(O)

Prior to March 11, 2027, the 2027 Fixed Rate Notes shall be subject to redemption, at the option of Chevron, in whole or in part, at any time at a redemption price equal to the greater of (a) 100% of the principal amount of the 2027 Fixed Rate Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the redemption date), discounted to the redemption date on a semiannual basis, calculated assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus interest accrued on the 2027 Fixed Rate Notes being redeemed to, but not including, the redemption date. On or after March 11, 2027, the 2027 Fixed Rate Notes shall be subject to redemption, at the option of Chevron, in whole or in part, at any time at a redemption price equal to 100% of the principal amount of the 2027 Fixed Rate Notes being redeemed plus interest accrued on the 2027 Fixed Rate Notes being redeemed to, but not including, the redemption date.

(P)

Prior to February 11, 2030, the 2030 Fixed Rate Notes shall be subject to redemption, at the option of Chevron, in whole or in part, at any time at a redemption price equal to the greater of (a) 100% of the principal amount of the 2030 Fixed Rate Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the redemption date), discounted to the redemption date on a semiannual basis, calculated assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus interest accrued on the 2030 Fixed Rate Notes being redeemed to, but not including, the redemption date. On or after February 11, 2030, the 2030 Fixed Rate Notes shall be subject to redemption, at the option of Chevron, in whole or in part, at any time at a redemption price equal to 100% of the principal amount of the 2030 Fixed Rate Notes being redeemed plus interest accrued on the 2030 Fixed Rate Notes being redeemed to, but not including, the redemption date.

(Q)

Prior to November 11, 2039, the 2040 Fixed Rate Notes shall be subject to redemption, at the option of Chevron, in whole or in part, at any time at a redemption price equal to the greater of (a) 100% of the principal amount of the 2040 Fixed Rate Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the redemption date), discounted to the redemption date on a semiannual basis, calculated assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus interest accrued on the 2040 Fixed Rate Notes being redeemed to, but not including, the redemption date. On or after November 11, 2039, the 2040 Fixed Rate Notes shall be subject to redemption, at the option of Chevron, in whole or in part, at any time at a redemption price equal to 100% of the principal amount of the 2040 Fixed Rate Notes being redeemed plus interest accrued on the 2040 Fixed Rate Notes being redeemed to, but not including, the redemption date.

(R)

Prior to November 11, 2049, the 2050 Fixed Rate Notes shall be subject to redemption, at the option of Chevron, in whole or in part, at any time at a redemption price equal to the greater of (a) 100% of the principal amount of the 2050 Fixed Rate Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the redemption date), discounted to the redemption date on a semiannual basis, calculated assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus interest accrued on the 2050 Fixed Rate Notes being redeemed to, but not including, the redemption date. On or after November 11, 2049, the 2050 Fixed Rate Notes shall be subject to redemption, at the option of Chevron, in whole or in part, at any time at a redemption price equal to 100% of the principal amount of the 2050 Fixed Rate Notes being redeemed plus interest accrued on the 2050 Fixed Rate Notes being redeemed to, but not including, the redemption date.

(S)	The Floating Rate Notes shall not be redeemable prior to maturity.

Article Three

MISCELLANEOUS PROVISIONS

Section 3.01    Provisions of the Indenture. Except insofar as herein otherwise expressly provided, all of the definitions, provisions, terms and conditions of the Indenture shall be deemed to be incorporated in and made a part of this First Supplemental Indenture; and the Indenture and this First Supplemental Indenture is in all respects ratified and confirmed, and the Indenture and this First Supplemental Indenture shall be read, taken and considered as one and the same instrument.

Section 3.02    Calculation Agent. It is understood that all the rights, protections and immunities, including the right to indemnification, extended to the Trustee pursuant to the Indenture shall be applicable to the Calculation Agent under this First Supplemental Indenture as if fully set forth herein.

Section 3.03    Separability of Invalid Provisions. In case any one or more of the provisions contained in this First Supplemental Indenture shall be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions contained in this First Supplemental Indenture, and to the extent and only to the extent that any such provision is invalid, illegal or unenforceable, this First Supplemental Indenture shall be construed as if such provision had never been contained herein.

Section 3.04    Execution in Counterparts. This First Supplemental Indenture may be simultaneously executed and delivered in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original. The exchange of copies of this First Supplemental Indenture and of signature pages by facsimile, electronic or PDF transmission shall constitute effective execution and delivery of this First Supplemental Indenture as to the parties hereto and may be used in lieu of the original First Supplemental Indenture and signature pages for all purposes.

Section 3.05    Trustee’s Disclaimer. The Trustee accepts the amendments of the Indenture effected by this First Supplemental Indenture, but on the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee. Without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by Chevron, or for or with respect to (i) the validity or sufficiency of this First Supplemental Indenture or any of the terms or provisions hereof, (ii) the proper authorization hereof by Chevron by action or otherwise, (iii) the due execution hereof by Chevron or (iv) the consequences of any amendment herein provided for, and the Trustee makes no representation with respect to any such matters.

Section 3.06    Effectiveness. The obligations of the parties hereto shall become effective as of the date of this First Supplemental Indenture.

Section 3.07    Tax Matters. In order to comply with applicable tax laws, rules and regulations (inclusive of directives, guidelines and interpretations promulgated by competent authorities) in effect from time to time (“Applicable Tax Law”) that Chevron, the Trustee or the applicable paying agent is subject to related to the Notes, Chevron agrees (i) if reasonably requested by the Trustee, to provide to the Trustee such information as it may have in its possession about Holders or the Notes (including any modification to the terms of the Notes) so that the Trustee can determine whether it has tax related obligations under Applicable Tax Law and (ii) that the Trustee shall be entitled to make any withholding or deduction from payments under the Notes to the extent necessary to comply with Applicable Tax Law for which the Trustee shall not have any liability.

In connection with any proposed transfer of Notes outside the book entry system, Chevron shall be required to provide or cause to be provided to the Trustee such information as it may have in its possession that is reasonably requested by the Trustee and necessary to allow the Trustee to comply with any applicable tax reporting obligations, including without limitation any cost basis reporting obligations under Internal Revenue Code Section 6045. The Trustee may rely on any such information provided to it and shall have no responsibility to verify or ensure the accuracy of such information.

Notwithstanding anything in this Section 3.06 to the contrary, Chevron shall not be required to provide information if it reasonably determines that doing so would violate any applicable law, regulation or confidentiality obligations.

[remainder of this page intentionally left blank]

IN WITNESS WHEREOF, CHEVRON CORPORATION and DEUTSCHE BANK TRUST COMPANY AMERICAS have each caused this First Supplemental Indenture to be duly executed, all as of the day and year first written above.

CHEVRON CORPORATION

By:	/s/ ERIC A. BENSON
Name: Eric A. Benson
Title: Assistant Treasurer

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:	/s/ ANNIE V. JAGHATSPANYAN
Name: Annie V. Jaghatspanyan
Title: Vice President

By:	/s/ DEBRA SCHWALB
Name: Debra Schwalb
Title: Vice President

[Signature Page to First Supplemental Indenture]

Exhibit A

$[ ]	CUSIP:
N-1	ISIN:

CHEVRON CORPORATION

    % NOTE DUE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO CHEVRON CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE EVIDENCING THE NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

CHEVRON CORPORATION (herein referred to as “Chevron”), a corporation duly organized and existing under the laws of the State of Delaware, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [            ] ($[            ] ) on May     ,              in lawful money of the United States of America and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon in like money from May     , 2020 or from the most recent Interest Payment Date (hereinafter defined) to which interest has been paid or duly provided for until payment of such principal sum, at the rate of     % per annum, payable on each                      and                     , commencing                     , 2020 (the “Interest Payment Dates”).

The principal hereof is payable upon presentation and surrender of this Note at the principal office of Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”). Interest on this Note may be payable by check or draft mailed to the person in whose name this Note is registered at the close of business on the Record Date for such interest payment at such person’s address as it appears on the registration books of the Trustee. The Record Date for the Notes is the date which is 15 days prior to the relevant Interest Payment Date.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF FULLY SET FORTH AT THIS PLACE.

This Note shall not be entitled to any benefit under the Indenture (hereinafter defined), or become valid or obligatory for any purpose, until the Certificate of Authentication hereon endorsed shall have been executed by manual signature by the Trustee.

IN WITNESS WHEREOF, CHEVRON CORPORATION has caused this Note to be signed by its Assistant Treasurer manually or in facsimile and its corporate seal to be imprinted hereon and attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

Dated: May     , 2020

CHEVRON CORPORATION

By:
Name:
Title:

Attest:
Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities, of the Series designated

herein, described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

CHEVRON CORPORATION

    % NOTE DUE

This Note is one of a duly authorized issue of securities of Chevron, not limited in aggregate principal amount, all issued or to be issued in one or more series of varying dates, numbers, interest rates and other provisions, under an Indenture dated as of May __, 2020, as amended by the First Supplemental Indenture dated as of May     , 2020 (such indenture as so amended being herein referred to as the “Indenture”) each being between Chevron and the Trustee. This Note is one of a series of Notes designated as its “    % Notes Due             ” aggregating $                     in principal amount (herein called the “Notes”).

Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, obligations, duties and immunities thereunder of Chevron, the Trustee and the holders of the Notes, to all of the provisions of which Indenture the registered owner of this Note, by acceptance hereof, assents and agrees. The Indenture contains provisions permitting Chevron and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities (which term is defined in the Indenture as any security or securities of Chevron, authenticated and delivered under the Indenture) at the time Outstanding (as defined in the Indenture) and affected by such supplemental indenture, to execute one or more supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of such Securities; provided, however, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Security (including the Notes) affected thereby: (1) change the Stated Maturity (as defined in the Indenture) of the principal of, or premium, if any, or any installment of principal of or interest on, any Security; (2) reduce the principal amount of any Security or reduce the amount of the principal of an Original Issue Discount Security (as defined in the Indenture) or any other Security which would be due and payable upon a declaration of acceleration of the Maturity (as defined in the Indenture) thereof pursuant to Section 502, or reduce the rate of interest on any Security; (3) reduce any premium payable upon the redemption of or change the date on which any Security may or must be redeemed; (4) change the coin or currency in which the principal of or premium, if any, or interest on any Security is payable; (5) impair the right of any holder to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date (as defined in the Indenture)); (6) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture; or (7) modify any of the provisions of Sections 9.2, 5.12 or 10.5 of the Indenture, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any holder with respect to changes in the references to “the Trustee” and concomitant changes in Sections 9.2 and 10.5 of the Indenture, or the deletion of Section 9.2(7), in accordance with the requirements of Section 6.11 and 9.1(6) of the Indenture. It is also provided in the Indenture that the holders of a majority in principal amount of the Notes may waive (a) compliance by Chevron with the covenants contained in Article X of the Indenture with respect to the Notes and (b) any past or existing Event of Default with respect to the Notes and its consequences except a continuing default in the payment of the principal of or interest on the Notes or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the registered owner of the Note so affected.

The Notes shall be subject to redemption, at the option of Chevron, in whole or in part, at any time at a redemption price equal to the greater of (a) 100% of the principal amount of the Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the redemption date), discounted to the redemption date on a semiannual basis, calculated assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus interest accrued on the Notes being redeemed to, but not including, the redemption date. The “Adjusted Treasury Rate” is to be determined on the third Business Day preceding the redemption date and means (1) the arithmetic mean of the yields under the heading “Week Ending” published in the Statistical Release (hereinafter defined) most recently published prior to the date of determination under the caption “Treasury Constant Maturities” for the maturity (rounded to the nearest month) corresponding to the remaining term, as of the applicable redemption date, of the Notes being redeemed plus (2)     %. If no maturity set forth under such heading exactly corresponds to the remaining term of the Notes being redeemed, yields for the two published maturities most closely corresponding to the remaining term of the Notes being redeemed will be calculated as described in the preceding sentence, and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight-line basis, rounding each of the relevant period to the nearest month. The term “Statistical Release” means the statistical release designation “H.15” or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively-traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the terms of the Notes, then such other reasonably comparable index as Chevron shall designate. As provided in the Indenture, notice of redemption shall be given to the registered owners of Notes to be redeemed by mailing a notice of such redemption not less than 10 nor more than 60 days prior to the date fixed for redemption, to their addresses as they appear on the register books.

If an Event of Default (as that term is defined in the Indenture) shall occur, the principal of all Notes and the interest accrued thereon may be declared due and payable upon the conditions, in the manner and with the effect provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Notes then Outstanding.

The Notes are issuable in registered form in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Notes may be exchanged for a like aggregate amount of Notes of other authorized denominations as provided in the Indenture. This Note is transferable at the office of the Trustee by the registered owner hereof in person, or by such registered owner’s attorney duly authorized in writing, on the books of Chevron at said office, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Note. Upon such transfer a new fully registered Note or Notes of authorized denomination or denominations, for the same aggregate principal amount will be issued to the transferee in exchange herefor.

Chevron, the Trustee and any agent of Chevron or the Trustee and any paying agent may treat the registered owner hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than Chevron or the Trustee) for the purpose of receiving payment hereof or on account hereof and for all other purposes, and none of Chevron, the Trustee or any such agent shall be affected by notice to the contrary.

THIS NOTE AND THE OBLIGATIONS OF CHEVRON IN RESPECT HEREOF ARE GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of Chevron or of any successor of Chevron, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

Exhibit B

$[ ]	CUSIP:
N-1	ISIN:

CHEVRON CORPORATION

FLOATING RATE NOTE DUE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO CHEVRON CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE EVIDENCING THE NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

CHEVRON CORPORATION (herein referred to as “Chevron”), a corporation duly organized and existing under the laws of the State of Delaware, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [            ] ($[            ]) on May     ,              in lawful money of the United States of America.

The                      Floating Rate Notes shall bear interest at a variable rate from May     , 2020, payable on each                     ,                     ,                      and                     , commencing             , 2020 (each an “Interest Payment Date”). If any Interest Payment Date for the              Floating Rate Notes falls on a date that is not a Business Day, the applicable interest payment will be made on the next Business Day, except that if that Business Day is in the immediately succeeding calendar month, the interest payment will be made on the next preceding Business Day, in each case with interest accruing to the applicable Interest Payment Date as so adjusted. The interest rate for the                      Floating Rate Notes for a particular Interest Period (as defined below) will be a per annum rate equal to LIBOR (as defined below) as determined on the applicable Interest Determination Date (as defined below) by the calculation agent appointed by the Company, which initially will be the Trustee (the “Calculation Agent”), plus     %. The interest rate on the                      Floating Rate Notes shall be reset on the first day of each Interest Period other than the initial Interest Period (each an “Interest Reset Date”). An interest period is the period commencing on an Interest Payment Date (or, in the case of the initial Interest Period, commencing on May     , 2020) and ending on the day preceding the next Interest Payment Date (each an “Interest Period”). The initial Interest Period is May     , 2020 through             , 2020. The interest determination date for an Interest Period will be the second London Business Day preceding the first day of such Interest Period (the “Interest Determination Date”). The Interest Determination Date for the initial interest period will be May     , 2020. Interest on the                      Floating Rate Notes will be calculated on the basis of the actual number of days in each quarterly interest period and a 360-day year.

Subject to the Benchmark Transition Provisions (as defined below), “LIBOR” will be determined by the Calculation Agent in accordance with the following provisions:

(i) with respect to any Interest Determination Date, LIBOR will be the rate for deposits in United States dollars having a maturity of three months commencing on the first day of the applicable Interest Period that appears on Reuters Screen LIBOR01 Page as of 11:00 a.m., London time, on that Interest Determination Date. If no rate appears, then LIBOR, in respect of that Interest Determination Date, will be determined in accordance with the provisions described in (ii) below.

(ii) with respect to an Interest Determination Date on which no rate appears on Reuters Screen LIBOR01 Page, as specified in (i) above, the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by Chevron, to provide the Calculation Agent with its offered quotation for deposits in United States dollars for the period of three months, commencing on the first day of the applicable Interest Period, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in United States dollars in that market at that time. If at least two quotations are provided, then LIBOR on that Interest Determination Date will be the arithmetic mean of those quotations. If fewer than two quotations are provided, then LIBOR on the Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., in The City of New York, on the Interest Determination Date by three major banks in The City of New York selected by Chevron for loans in United States dollars to leading European banks, having a three-month maturity and in a principal amount that is representative for a single transaction in United States dollars in that market at that time; provided that if the banks selected by Chevron are not providing quotations in the manner described by this sentence, LIBOR will be the same as the rate determined for the immediately preceding interest reset date or if there is no immediately preceding interest reset date, LIBOR will be the same as the rate determined for the initial Interest Period.

“London Business Day” means any day on which dealings in United States dollars are transacted on the London interbank market.

“Reuters Screen LIBOR01 Page” means the display designated on page “LIBOR01” on Reuters (or such other page as may replace the LIBOR01 page on that service or any successor service for the purpose of displaying London interbank offered rates for U.S. dollar deposits of major banks).

Notwithstanding the two foregoing paragraphs, if Chevron or its Designee determine on or prior to the relevant Interest Determination Date that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the then-current Benchmark, then (i) Chevron shall promptly provide notice of such determination to the Calculation Agent and (ii) the provisions set forth below under the heading “Effect of Benchmark Transition Event” (the “benchmark transition provisions”) will thereafter apply to all determinations, calculations and quotations made or obtained for the purposes of calculating the rate and amount of interest payable on the              Floating Rate Notes during a relevant Interest Period. In accordance with the benchmark transition provisions, after a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the amount of interest that will be payable for each Interest Period on the              Floating Rate Notes will be a rate per annum equal to the sum of the Benchmark Replacement and the margin of    %, as determined by Chevron or its Designee provided, however, that the minimum interest rate on the              Floating Rate Notes shall not be less than 0.000%.

However, if Chevron or its Designee determine that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the then-current Benchmark, but for any reason the Benchmark Replacement has not been determined as of the relevant Interest Determination Date, the interest rate for the applicable interest period will be equal to the interest rate on the last Interest Determination Date for the              Floating Rate Notes, as determined by Chevron or its Designee.

All percentages resulting from any calculation of any interest rate for the              Floating Rate Notes will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point being rounded upwards (e.g., 8.986865% (or 0.08986865) being rounded to 8.98687% (or 0.0898687)) and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards).

The interest rate on the              Floating Rate Notes will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States laws of general application. Additionally, the interest rate on the              Floating Rate Notes will in no event be lower than zero.

The Calculation Agent will, upon the request of any holder of the              Floating Rate Notes, provide the interest rate then in effect with respect to the              Floating Rate Notes and, if it has been determined, the interest rate to be in effect for the next Interest Period. The Calculation Agent shall calculate the interest rate in accordance with the foregoing and shall notify the Trustee or paying agent of such interest rate. All calculations of the Calculation Agent, in the absence of manifest error, shall be conclusive for all purposes and binding on Chevron and holders of the              Floating Rate Notes and neither the Trustee nor any paying agent shall have the duty to verify determinations of interest rates made by the Calculation Agent.

Effect of Benchmark Transition Event

Benchmark Replacement. If Chevron or its Designee determine that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any determination of the Benchmark on any date, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the              Floating Rate Notes in respect of such determination on such date and all determinations on all subsequent dates.

Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, Chevron or its Designee will have the right to make Benchmark Replacement Conforming Changes from time to time.

Decisions and Determinations. Any determination, decision, election or calculation that may be made by Chevron or its Designee pursuant to the benchmark transition provisions described herein, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error, may be made in Chevron or its Designee’s sole discretion and notwithstanding anything to the contrary in any documentation relating to the              Floating Rate Notes, shall become effective without consent from the holders of the              Floating Rate Notes or any other party.

Certain Defined Terms. As used herein:

“Benchmark” means, initially, three-month U.S. dollar LIBOR; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to three-month U.S. dollar LIBOR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Replacement” means the Interpolated Benchmark with respect to the then-current Benchmark, plus the Benchmark Replacement Adjustment for such Benchmark; provided that if we or our Designee cannot determine the Interpolated Benchmark as of the Benchmark Replacement Date, then “Benchmark Replacement” means the first alternative set forth in the order below that can be determined by Chevron or its Designee as of the Benchmark Replacement Date:

(1)	the sum of (a) Term SOFR and (b) the Benchmark Replacement Adjustment;

(2)	the sum of (a) Compounded SOFR and (b) the Benchmark Replacement Adjustment;

(3)

the sum of (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor and (b) the Benchmark Replacement Adjustment;

(4)	the sum of (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; and

(5)

the sum of (a) the alternate rate of interest that has been selected by Chevron or its Designee as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by Chevron or its Designee as of the Benchmark Replacement Date:

(1)

the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

(2)	if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment; and

(3)

the spread adjustment (which may be a positive or negative value or zero) that has been selected by Chevron or its Designee giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated floating rate notes at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “interest period,” timing and frequency of determining rates and making payments of interest, rounding of amounts or tenors, changes to the definition of “Corresponding Tenor” solely when such tenor is longer than the interest period and other administrative matters) that Chevron or its Designee decide may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if Chevron or its Designee decide that adoption of any portion of such market practice is not administratively feasible or if Chevron or its Designee determine that no market practice for use of the Benchmark Replacement exists, in such other manner as Chevron or its Designee determine is reasonably necessary).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(1)

in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; and

(2)	in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(1)

a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that such administrator has ceased or will cease to provide the Benchmark, permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark;

(2)

a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or

(3)	a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“Compounded SOFR” means the compounded average of SOFRs for the applicable Corresponding Tenor, with the rate, or methodology for this rate, and conventions for this rate being established by Chevron or its Designee in accordance with:

(1)	the rate, or methodology for this rate, and conventions for this rate selected or recommended by the Relevant Governmental Body for determining compounded SOFR; provided that:

(2)

if and to the extent that Chevron or its Designee determine that Compounded SOFR cannot be determined in accordance with clause (1) above, then the rate, or methodology for this rate, and conventions for this rate that have been selected by Chevron or its Designee giving due consideration to any industry-accepted market practice for U.S. dollar-denominated floating rate notes at such time.

For the avoidance of doubt, the calculation of Compounded SOFR shall exclude the Benchmark Replacement Adjustment and the margin specified in this Note.

“Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustment) as the applicable tenor for the then-current Benchmark.

“Interpolated Benchmark” with respect to the Benchmark means the rate determined for the Corresponding Tenor by interpolating on a linear basis between (1) the Benchmark for the longest period (for which the Benchmark is available) that is shorter than the Corresponding Tenor and (2) the Benchmark for the shortest period (for which the Benchmark is available) that is longer than the Corresponding Tenor.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor, excluding the applicable ISDA Fallback Adjustment.

“Reference Time” with respect to any determination of the Benchmark means (1) if the Benchmark is three-month U.S. dollar LIBOR, 11:00 a.m. (London time) on the day that is two London banking days preceding the date of such determination, and (2) if the Benchmark is not three-month U.S. dollar LIBOR, the time determined by Chevron or its Designee in accordance with the Benchmark Replacement Conforming Changes.

“Relevant Governmental Body” means the Federal Reserve Board and/or the NY Federal Reserve, or a committee officially endorsed or convened by the Federal Reserve Board and/or the NY Federal Reserve or any successor thereto.

“SOFR” with respect to any day means the secured overnight financing rate published for such day by the NY Federal Reserve, as the administrator of the benchmark, or a successor administrator, on the website of the NY Federal Reserve at http://www.newyorkfed.org, or any successor source.

“Term SOFR” means the forward-looking term rate for the applicable Corresponding Tenor based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement, excluding the Benchmark Replacement Adjustment.

The principal hereof is payable upon presentation and surrender of this Note at the principal office of Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”). Interest on this Note may be payable by check or draft mailed to the person in whose name this Note is registered at the close of business on the Record Date for such interest payment at such person’s address as it appears on the registration books of the Trustee. The Record Date for the ____ Floating Rate Notes is the date which is 15 days prior to the relevant Interest Payment Date.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF FULLY SET FORTH AT THIS PLACE.

This Note shall not be entitled to any benefit under the Indenture (hereinafter defined), or become valid or obligatory for any purpose, until the Certificate of Authentication hereon endorsed shall have been executed by manual signature by the Trustee.

IN WITNESS WHEREOF, CHEVRON CORPORATION has caused this Note to be signed by its Assistant Treasurer manually or in facsimile and its corporate seal to be imprinted hereon and attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

Dated: May     , 2020

CHEVRON CORPORATION

By:

Name:
Title:

Attest:
Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities, of the Series designated

herein, described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

CHEVRON CORPORATION

FLOATING RATE NOTE DUE

This Note is one of a duly authorized issue of securities of Chevron, not limited in aggregate principal amount, all issued or to be issued in one or more series of varying dates, numbers, interest rates and other provisions, under an Indenture dated as of May     , 2020, as amended by the First Supplemental Indenture dated as of May     , 2020 (such indenture as so amended being herein referred to as the “Indenture”) each being between Chevron and the Trustee. This Note is one of a series of Notes designated as its “Floating Rate Notes Due             ” aggregating $                 in principal amount (herein called the “Notes”).

Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, obligations, duties and immunities thereunder of Chevron, the Trustee and the holders of the Notes, to all of the provisions of which Indenture the registered owner of this Note, by acceptance hereof, assents and agrees. The Indenture contains provisions permitting Chevron and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities (which term is defined in the Indenture as any security or securities of Chevron, authenticated and delivered under the Indenture) at the time Outstanding (as defined in the Indenture) and affected by such supplemental indenture, to execute one or more supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of such Securities; provided, however, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Security (including the Notes) affected thereby: (1) change the Stated Maturity (as defined in the Indenture) of the principal of, or premium, if any, or any installment of principal of or interest on, any Security; (2) reduce the principal amount of any Security or reduce the amount of the principal of an Original Issue Discount Security (as defined in the Indenture) or any other Security which would be due and payable upon a declaration of acceleration of the Maturity (as defined in the Indenture) thereof pursuant to Section 502, or reduce the rate of interest on any Security; (3) reduce any premium payable upon the redemption of or change the date on which any Security may or must be redeemed; (4) change the coin or currency in which the principal of or premium, if any, or interest on any Security is payable; (5) impair the right of any holder to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date (as defined in the Indenture)); (6) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture; or (7) modify any of the provisions of Sections 9.2, 5.12 or 10.5 of the Indenture, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any holder with respect to changes in the references to “the Trustee” and concomitant changes in Sections 9.2 and 10.5 of the Indenture, or the deletion of Section 9.2(7), in accordance with the requirements of Section 6.11 and 9.1(6) of the Indenture. It is also provided in the Indenture that the holders of a majority in principal amount of the Notes may waive (a) compliance by Chevron with the covenants contained in Article X of the Indenture with respect to the Notes and (b) any past or existing Event of Default with respect to the Notes and its consequences except a continuing default in the payment of the principal of or interest on the Notes or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the registered owner of the Note so affected.

The              Floating Rate Notes will not be redeemable prior to maturity.

If an Event of Default (as that term is defined in the Indenture) shall occur, the principal of all Notes and the interest accrued thereon may be declared due and payable upon the conditions, in the manner and with the effect provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Notes then Outstanding.

The Notes are issuable in registered form in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Notes may be exchanged for a like aggregate amount of Notes of other authorized denominations as provided in the Indenture. This Note is transferable at the office of the Trustee by the registered owner hereof in person, or by such registered owner’s attorney duly authorized in writing, on the books of Chevron at said office, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Note. Upon such transfer a new fully registered Note or Notes of authorized denomination or denominations, for the same aggregate principal amount will be issued to the transferee in exchange herefor.

Chevron, the Trustee and any agent of Chevron or the Trustee and any paying agent may treat the registered owner hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than Chevron or the Trustee) for the purpose of receiving payment hereof or on account hereof and for all other purposes, and none of Chevron, the Trustee or any such agent shall be affected by notice to the contrary.

THIS NOTE AND THE OBLIGATIONS OF CHEVRON IN RESPECT HEREOF ARE GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of Chevron or of any successor of Chevron, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

Exhibit C

$[ ]	CUSIP:
N-1	ISIN:

CHEVRON CORPORATION

    % NOTE DUE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO CHEVRON CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE REPRESENTING THE NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

CHEVRON CORPORATION (herein referred to as “Chevron”), a corporation duly organized and existing under the laws of the State of Delaware, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [            ] ($[            ] ) on May     ,          in lawful money of the United States of America and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon in like money from May     , 2020 or from the most recent Interest Payment Date (hereinafter defined) to which interest has been paid or duly provided for until payment of such principal sum, at the rate of     % per annum, payable on each                      and                     , commencing     , 2020 (the “Interest Payment Dates”).

The principal hereof is payable upon presentation and surrender of this Note at the principal office of Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”). Interest on this Note may be payable by check or draft mailed to the person in whose name this Note is registered at the close of business on the Record Date for such interest payment at such person’s address as it appears on the registration books of the Trustee. The Record Date for the Notes is the date which is 15 days prior to the relevant Interest Payment Date.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF FULLY SET FORTH AT THIS PLACE.

This Note shall not be entitled to any benefit under the Indenture (hereinafter defined), or become valid or obligatory for any purpose, until the Certificate of Authentication hereon endorsed shall have been executed by manual signature by the Trustee.

IN WITNESS WHEREOF, CHEVRON CORPORATION has caused this Note to be signed by its Assistant Treasurer manually or in facsimile and its corporate seal to be imprinted hereon and attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

Dated: May , 2020

CHEVRON CORPORATION

By:

Name:
Title:

Attest:
Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities, of the Series designated

herein, described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

CHEVRON CORPORATION

    % NOTE DUE

This Note is one of a duly authorized issue of securities of Chevron, not limited in aggregate principal amount, all issued or to be issued in one or more series of varying dates, numbers, interest rates and other provisions, under an Indenture dated as of May     , 2020, as amended by the First Supplemental Indenture dated as of May     , 2020 (such indenture as so amended being herein referred to as the “Indenture”) each being between Chevron and the Trustee. This Note is one of a series of Notes designated as its “    % Notes Due             ” aggregating $             in principal amount (herein called the “Notes”).

Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, obligations, duties and immunities thereunder of Chevron, the Trustee and the holders of the Notes, to all of the provisions of which Indenture the registered owner of this Note, by acceptance hereof, assents and agrees. The Indenture contains provisions permitting Chevron and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities (which term is defined in the Indenture as any security or securities of Chevron, authenticated and delivered under the Indenture) at the time Outstanding (as defined in the Indenture) and affected by such supplemental indenture, to execute one or more supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of such Securities; provided, however, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Security (including the Notes) affected thereby: (1) change the Stated Maturity (as defined in the Indenture) of the principal of, or premium, if any, or any installment of principal of or interest on, any Security; (2) reduce the principal amount of any Security or reduce the amount of the principal of an Original Issue Discount Security (as defined in the Indenture) or any other Security which would be due and payable upon a declaration of acceleration of the Maturity (as defined in the Indenture) thereof pursuant to Section 502, or reduce the rate of interest on any Security; (3) reduce any premium payable upon the redemption of or change the date on which any Security may or must be redeemed; (4) change the coin or currency in which the principal of or premium, if any, or interest on any Security is payable; (5) impair the right of any holder to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date (as defined in the Indenture)); (6) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture; or (7) modify any of the provisions of Sections 9.2, 5.12 or 10.5 of the Indenture, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any holder with respect to changes in the references to “the Trustee” and concomitant changes in Sections 9.2 and 10.5 of the Indenture, or the deletion of Section 9.2(7), in accordance with the requirements of Section 6.11 and 9.1(6) of the Indenture. It is also provided in the Indenture that the holders of a majority in principal amount of the Notes may waive (a) compliance by Chevron with the covenants contained in Article X of the Indenture with respect to the Notes and (b) any past or existing Event of Default with respect to the Notes and its consequences except a continuing default in the payment of the principal of or interest on the Notes or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the registered owner of the Note so affected.

Prior to             ,         , the Notes shall be subject to redemption, at the option of Chevron, in whole or in part, at any time at a redemption price equal to the greater of (a) 100% of the principal amount of the Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the redemption date), discounted to the redemption date on a semiannual basis, calculated assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus interest accrued on the Notes being redeemed to, but not including, the redemption date. On or after             ,         , the Notes shall be subject to redemption, at the option of Chevron, in whole or in part, at any time at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus interest accrued on the Notes being redeemed to, but not including, the redemption date. The “Adjusted Treasury Rate” is to be determined on the third Business Day preceding the redemption date and means (1) the arithmetic mean of the yields under the heading “Week Ending” published in the Statistical Release (hereinafter defined) most recently published prior to the date of determination under the caption “Treasury Constant Maturities” for the maturity (rounded to the nearest month) corresponding to the remaining term, as of the applicable redemption date, of the Notes being redeemed plus (2)     %. If no maturity set forth under such heading exactly corresponds to the remaining term of the Notes being redeemed, yields for the two published maturities most closely corresponding to the remaining term of the Notes being redeemed will be calculated as described in the preceding sentence, and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight-line basis, rounding each of the relevant period to the nearest month. The term “Statistical Release” means the statistical release designation “H.15” or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively-traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the terms of the Notes, then such other reasonably comparable index as Chevron shall designate. As provided in the Indenture, notice of redemption shall be given to the registered owners of Notes to be redeemed by mailing a notice of such redemption not less than 10 nor more than 60 days prior to the date fixed for redemption, to their addresses as they appear on the register books.

If an Event of Default (as that term is defined in the Indenture) shall occur, the principal of all Notes and the interest accrued thereon may be declared due and payable upon the conditions, in the manner and with the effect provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Notes then Outstanding.

The Notes are issuable in registered form in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Notes may be exchanged for a like aggregate amount of Notes of other authorized denominations as provided in the Indenture. This Note is transferable at the office of the Trustee by the registered owner hereof in person, or by such registered owner’s attorney duly authorized in writing, on the books of Chevron at said office, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Note. Upon such transfer a new fully registered Note or Notes of authorized denomination or denominations, for the same aggregate principal amount will be issued to the transferee in exchange herefor.

Chevron, the Trustee and any agent of Chevron or the Trustee and any paying agent may treat the registered owner hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than Chevron or the Trustee) for the purpose of receiving payment hereof or on account hereof and for all other purposes, and none of Chevron, the Trustee or any such agent shall be affected by notice to the contrary.

THIS NOTE AND THE OBLIGATIONS OF CHEVRON IN RESPECT HEREOF ARE GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of Chevron or of any successor of Chevron, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

Exhibit D

$[ ]	CUSIP:
N-1	ISIN:

CHEVRON CORPORATION

    % NOTE DUE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO CHEVRON CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE REPRESENTING THE NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

CHEVRON CORPORATION (herein referred to as “Chevron”), a corporation duly organized and existing under the laws of the State of Delaware, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [            ] ($[            ] ) on May     ,          in lawful money of the United States of America and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon in like money from May     , 2020 or from the most recent Interest Payment Date (hereinafter defined) to which interest has been paid or duly provided for until payment of such principal sum, at the rate of     % per annum, payable on each                      and                     , commencing             , 2020 (the “Interest Payment Dates”).

The principal hereof is payable upon presentation and surrender of this Note at the principal office of Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”). Interest on this Note may be payable by check or draft mailed to the person in whose name this Note is registered at the close of business on the Record Date for such interest payment at such person’s address as it appears on the registration books of the Trustee. The Record Date for the Notes is the date which is 15 days prior to the relevant Interest Payment Date.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF FULLY SET FORTH AT THIS PLACE.

This Note shall not be entitled to any benefit under the Indenture (hereinafter defined), or become valid or obligatory for any purpose, until the Certificate of Authentication hereon endorsed shall have been executed by manual signature by the Trustee.

IN WITNESS WHEREOF, CHEVRON CORPORATION has caused this Note to be signed by its Assistant Treasurer manually or in facsimile and its corporate seal to be imprinted hereon and attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

Dated: May , 2020

CHEVRON CORPORATION

By:

Name:
Title:

Attest:
Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities, of the Series designated

herein, described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

CHEVRON CORPORATION

        % NOTE DUE

This Note is one of a duly authorized issue of securities of Chevron, not limited in aggregate principal amount, all issued or to be issued in one or more series of varying dates, numbers, interest rates and other provisions, under an Indenture dated as of May     , 2020, as amended by the First Supplemental Indenture dated as of May     , 2020 (such indenture as so amended being herein referred to as the “Indenture”) each being between Chevron and the Trustee. This Note is one of a series of Notes designated as its “     % Notes Due             ” aggregating $             in principal amount (herein called the “Notes”).

Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, obligations, duties and immunities thereunder of Chevron, the Trustee and the holders of the Notes, to all of the provisions of which Indenture the registered owner of this Note, by acceptance hereof, assents and agrees. The Indenture contains provisions permitting Chevron and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities (which term is defined in the Indenture as any security or securities of Chevron, authenticated and delivered under the Indenture) at the time Outstanding (as defined in the Indenture) and affected by such supplemental indenture, to execute one or more supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of such Securities; provided, however, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Security (including the Notes) affected thereby: (1) change the Stated Maturity (as defined in the Indenture) of the principal of, or premium, if any, or any installment of principal of or interest on, any Security; (2) reduce the principal amount of any Security or reduce the amount of the principal of an Original Issue Discount Security (as defined in the Indenture) or any other Security which would be due and payable upon a declaration of acceleration of the Maturity (as defined in the Indenture) thereof pursuant to Section 502, or reduce the rate of interest on any Security; (3) reduce any premium payable upon the redemption of or change the date on which any Security may or must be redeemed; (4) change the coin or currency in which the principal of or premium, if any, or interest on any Security is payable; (5) impair the right of any holder to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date (as defined in the Indenture)); (6) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture; or (7) modify any of the provisions of Sections 9.2, 5.12 or 10.5 of the Indenture, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any holder with respect to changes in the references to “the Trustee” and concomitant changes in Sections 9.2 and 10.5 of the Indenture, or the deletion of Section 9.2(7), in accordance with the requirements of Section 6.11 and 9.1(6) of the Indenture. It is also provided in the Indenture that the holders of a majority in principal amount of the Notes may waive (a) compliance by Chevron with the covenants contained in Article X of the Indenture with respect to the Notes and (b) any past or existing Event of Default with respect to the Notes and its consequences except a continuing default in the payment of the principal of or interest on the Notes or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the registered owner of the Note so affected.

Prior to                     ,         , the Notes shall be subject to redemption, at the option of Chevron, in whole or in part, at any time at a redemption price equal to the greater of (a) 100% of the principal amount of the Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the redemption date), discounted to the redemption date on a semiannual basis, calculated assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus interest accrued on the Notes being redeemed to, but not including, the redemption date. On or after                     ,         , the Notes shall be subject to redemption, at the option of Chevron, in whole or in part, at any time at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus interest accrued on the Notes being redeemed to, but not including, the redemption date. The “Adjusted Treasury Rate” is to be determined on the third Business Day preceding the redemption date and means (1) the arithmetic mean of the yields under the heading “Week Ending” published in the Statistical Release (hereinafter defined) most recently published prior to the date of determination under the caption “Treasury Constant Maturities” for the maturity (rounded to the nearest month) corresponding to the remaining term, as of the applicable redemption date, of the Notes being redeemed plus (2)     %. If no maturity set forth under such heading exactly corresponds to the remaining term of the Notes being redeemed, yields for the two published maturities most closely corresponding to the remaining term of the Notes being redeemed will be calculated as described in the preceding sentence, and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight-line basis, rounding each of the relevant period to the nearest month. The term “Statistical Release” means the statistical release designation “H.15” or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively-traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the terms of the Notes, then such other reasonably comparable index as Chevron shall designate. As provided in the Indenture, notice of redemption shall be given to the registered owners of Notes to be redeemed by mailing a notice of such redemption not less than 10 nor more than 60 days prior to the date fixed for redemption, to their addresses as they appear on the register books.

If an Event of Default (as that term is defined in the Indenture) shall occur, the principal of all Notes and the interest accrued thereon may be declared due and payable upon the conditions, in the manner and with the effect provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Notes then Outstanding.

The Notes are issuable in registered form in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Notes may be exchanged for a like aggregate amount of Notes of other authorized denominations as provided in the Indenture. This Note is transferable at the office of the Trustee by the registered owner hereof in person, or by such registered owner’s attorney duly authorized in writing, on the books of Chevron at said office, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Note. Upon such transfer a new fully registered Note or Notes of authorized denomination or denominations, for the same aggregate principal amount will be issued to the transferee in exchange herefor.

Chevron, the Trustee and any agent of Chevron or the Trustee and any paying agent may treat the registered owner hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than Chevron or the Trustee) for the purpose of receiving payment hereof or on account hereof and for all other purposes, and none of Chevron, the Trustee or any such agent shall be affected by notice to the contrary.

THIS NOTE AND THE OBLIGATIONS OF CHEVRON IN RESPECT HEREOF ARE GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of Chevron or of any successor of Chevron, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

Exhibit E

$[ ]	CUSIP:
N-1	ISIN:

CHEVRON CORPORATION

    % NOTE DUE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO CHEVRON CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE REPRESENTING THE NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

CHEVRON CORPORATION (herein referred to as “Chevron”), a corporation duly organized and existing under the laws of the State of Delaware, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [            ] ($[            ] ) on May     ,              in lawful money of the United States of America and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon in like money from May     , 2020 or from the most recent Interest Payment Date (hereinafter defined) to which interest has been paid or duly provided for until payment of such principal sum, at the rate of     % per annum, payable on each                      and                     , commencing                     , 2020 (the “Interest Payment Dates”).

The principal hereof is payable upon presentation and surrender of this Note at the principal office of Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”). Interest on this Note may be payable by check or draft mailed to the person in whose name this Note is registered at the close of business on the Record Date for such interest payment at such person’s address as it appears on the registration books of the Trustee. The Record Date for the Notes is the date which is 15 days prior to the relevant Interest Payment Date.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF FULLY SET FORTH AT THIS PLACE.

This Note shall not be entitled to any benefit under the Indenture (hereinafter defined), or become valid or obligatory for any purpose, until the Certificate of Authentication hereon endorsed shall have been executed by manual signature by the Trustee.

IN WITNESS WHEREOF, CHEVRON CORPORATION has caused this Note to be signed by its Assistant Treasurer manually or in facsimile and its corporate seal to be imprinted hereon and attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

Dated: May     , 2020

CHEVRON CORPORATION

By:
Name:
Title:

Attest:
Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities, of the Series designated

herein, described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

CHEVRON CORPORATION

    % NOTE DUE

This Note is one of a duly authorized issue of securities of Chevron, not limited in aggregate principal amount, all issued or to be issued in one or more series of varying dates, numbers, interest rates and other provisions, under an Indenture dated as of May     , 2020, as amended by the First Supplemental Indenture dated as of May     , 2020 (such indenture as so amended being herein referred to as the “Indenture”) each being between Chevron and the Trustee. This Note is one of a series of Notes designated as its “     % Notes Due             ” aggregating $             in principal amount (herein called the “Notes”).

Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, obligations, duties and immunities thereunder of Chevron, the Trustee and the holders of the Notes, to all of the provisions of which Indenture the registered owner of this Note, by acceptance hereof, assents and agrees. The Indenture contains provisions permitting Chevron and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities (which term is defined in the Indenture as any security or securities of Chevron, authenticated and delivered under the Indenture) at the time Outstanding (as defined in the Indenture) and affected by such supplemental indenture, to execute one or more supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of such Securities; provided, however, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Security (including the Notes) affected thereby: (1) change the Stated Maturity (as defined in the Indenture) of the principal of, or premium, if any, or any installment of principal of or interest on, any Security; (2) reduce the principal amount of any Security or reduce the amount of the principal of an Original Issue Discount Security (as defined in the Indenture) or any other Security which would be due and payable upon a declaration of acceleration of the Maturity (as defined in the Indenture) thereof pursuant to Section 502, or reduce the rate of interest on any Security; (3) reduce any premium payable upon the redemption of or change the date on which any Security may or must be redeemed; (4) change the coin or currency in which the principal of or premium, if any, or interest on any Security is payable; (5) impair the right of any holder to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date (as defined in the Indenture)); (6) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture; or (7) modify any of the provisions of Sections 9.2, 5.12 or 10.5 of the Indenture, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any holder with respect to changes in the references to “the Trustee” and concomitant changes in Sections 9.2 and 10.5 of the Indenture, or the deletion of Section 9.2(7), in accordance with the requirements of Section 6.11 and 9.1(6) of the Indenture. It is also provided in the Indenture that the holders of a majority in principal amount of the Notes may waive (a) compliance by Chevron with the covenants contained in Article X of the Indenture with respect to the Notes and (b) any past or existing Event of Default with respect to the Notes and its consequences except a continuing default in the payment of the principal of or interest on the Notes or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the registered owner of the Note so affected.

Prior to                     ,             , the Notes shall be subject to redemption, at the option of Chevron, in whole or in part, at any time at a redemption price equal to the greater of (a) 100% of the principal amount of the Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the redemption date), discounted to the redemption date on a semiannual basis, calculated assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus interest accrued on the Notes being redeemed to, but not including, the redemption date. On or after                     ,             , the Notes shall be subject to redemption, at the option of Chevron, in whole or in part, at any time at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus interest accrued on the Notes being redeemed to, but not including, the redemption date. The “Adjusted Treasury Rate” is to be determined on the third Business Day preceding the redemption date and means (1) the arithmetic mean of the yields under the heading “Week Ending” published in the Statistical Release (hereinafter defined) most recently published prior to the date of determination under the caption “Treasury Constant Maturities” for the maturity (rounded to the nearest month) corresponding to the remaining term, as of the applicable redemption date, of the Notes being redeemed plus (2)     %. If no maturity set forth under such heading exactly corresponds to the remaining term of the Notes being redeemed, yields for the two published maturities most closely corresponding to the remaining term of the Notes being redeemed will be calculated as described in the preceding sentence, and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight-line basis, rounding each of the relevant period to the nearest month. The term “Statistical Release” means the statistical release designation “H.15” or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively-traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the terms of the Notes, then such other reasonably comparable index as Chevron shall designate. As provided in the Indenture, notice of redemption shall be given to the registered owners of Notes to be redeemed by mailing a notice of such redemption not less than 10 nor more than 60 days prior to the date fixed for redemption, to their addresses as they appear on the register books.

If an Event of Default (as that term is defined in the Indenture) shall occur, the principal of all Notes and the interest accrued thereon may be declared due and payable upon the conditions, in the manner and with the effect provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Notes then Outstanding.

The Notes are issuable in registered form in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Notes may be exchanged for a like aggregate amount of Notes of other authorized denominations as provided in the Indenture. This Note is transferable at the office of the Trustee by the registered owner hereof in person, or by such registered owner’s attorney duly authorized in writing, on the books of Chevron at said office, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Note. Upon such transfer a new fully registered Note or Notes of authorized denomination or denominations, for the same aggregate principal amount will be issued to the transferee in exchange herefor.

Chevron, the Trustee and any agent of Chevron or the Trustee and any paying agent may treat the registered owner hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than Chevron or the Trustee) for the purpose of receiving payment hereof or on account hereof and for all other purposes, and none of Chevron, the Trustee or any such agent shall be affected by notice to the contrary.

THIS NOTE AND THE OBLIGATIONS OF CHEVRON IN RESPECT HEREOF ARE GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of Chevron or of any successor of Chevron, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

Exhibit F

$[ ]	CUSIP:
N-1	ISIN:

CHEVRON CORPORATION

    % NOTE DUE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO CHEVRON CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE REPRESENTING THE NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

CHEVRON CORPORATION (herein referred to as “Chevron”), a corporation duly organized and existing under the laws of the State of Delaware, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [            ] ($[            ] ) on May     ,              in lawful money of the United States of America and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon in like money from May     , 2020 or from the most recent Interest Payment Date (hereinafter defined) to which interest has been paid or duly provided for until payment of such principal sum, at the rate of     % per annum, payable on each                      and                     , commencing                     , 2020 (the “Interest Payment Dates”).

The principal hereof is payable upon presentation and surrender of this Note at the principal office of Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”). Interest on this Note may be payable by check or draft mailed to the person in whose name this Note is registered at the close of business on the Record Date for such interest payment at such person’s address as it appears on the registration books of the Trustee. The Record Date for the Notes is the date which is 15 days prior to the relevant Interest Payment Date.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF FULLY SET FORTH AT THIS PLACE.

This Note shall not be entitled to any benefit under the Indenture (hereinafter defined), or become valid or obligatory for any purpose, until the Certificate of Authentication hereon endorsed shall have been executed by manual signature by the Trustee.

IN WITNESS WHEREOF, CHEVRON CORPORATION has caused this Note to be signed by its Assistant Treasurer manually or in facsimile and its corporate seal to be imprinted hereon and attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

Dated: May     , 2020

CHEVRON CORPORATION

By:
Name:
Title:

Attest:
Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities, of the Series designated

herein, described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

CHEVRON CORPORATION

    % NOTE DUE

This Note is one of a duly authorized issue of securities of Chevron, not limited in aggregate principal amount, all issued or to be issued in one or more series of varying dates, numbers, interest rates and other provisions, under an Indenture dated as of May     , 2020, as amended by the First Supplemental Indenture dated as of May     , 2020 (such indenture as so amended being herein referred to as the “Indenture”) each being between Chevron and the Trustee. This Note is one of a series of Notes designated as its “    % Notes Due             ” aggregating $             in principal amount (herein called the “Notes”).

Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, obligations, duties and immunities thereunder of Chevron, the Trustee and the holders of the Notes, to all of the provisions of which Indenture the registered owner of this Note, by acceptance hereof, assents and agrees. The Indenture contains provisions permitting Chevron and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities (which term is defined in the Indenture as any security or securities of Chevron, authenticated and delivered under the Indenture) at the time Outstanding (as defined in the Indenture) and affected by such supplemental indenture, to execute one or more supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of such Securities; provided, however, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Security (including the Notes) affected thereby: (1) change the Stated Maturity (as defined in the Indenture) of the principal of, or premium, if any, or any installment of principal of or interest on, any Security; (2) reduce the principal amount of any Security or reduce the amount of the principal of an Original Issue Discount Security (as defined in the Indenture) or any other Security which would be due and payable upon a declaration of acceleration of the Maturity (as defined in the Indenture) thereof pursuant to Section 502, or reduce the rate of interest on any Security; (3) reduce any premium payable upon the redemption of or change the date on which any Security may or must be redeemed; (4) change the coin or currency in which the principal of or premium, if any, or interest on any Security is payable; (5) impair the right of any holder to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date (as defined in the Indenture)); (6) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture; or (7) modify any of the provisions of Sections 9.2, 5.12 or 10.5 of the Indenture, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any holder with respect to changes in the references to “the Trustee” and concomitant changes in Sections 9.2 and 10.5 of the Indenture, or the deletion of Section 9.2(7), in accordance with the requirements of Section 6.11 and 9.1(6) of the Indenture. It is also provided in the Indenture that the holders of a majority in principal amount of the Notes may waive (a) compliance by Chevron with the covenants contained in Article X of the Indenture with respect to the Notes and (b) any past or existing Event of Default with respect to the Notes and its consequences except a continuing default in the payment of the principal of or interest on the Notes or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the registered owner of the Note so affected.

Prior to                     ,             , the Notes shall be subject to redemption, at the option of Chevron, in whole or in part, at any time at a redemption price equal to the greater of (a) 100% of the principal amount of the Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the redemption date), discounted to the redemption date on a semiannual basis, calculated assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus interest accrued on the Notes being redeemed to, but not including, the redemption date. On or after                     ,             , the Notes shall be subject to redemption, at the option of Chevron, in whole or in part, at any time at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus interest accrued on the Notes being redeemed to, but not including, the redemption date. The “Adjusted Treasury Rate” is to be determined on the third Business Day preceding the redemption date and means (1) the arithmetic mean of the yields under the heading “Week Ending” published in the Statistical Release (hereinafter defined) most recently published prior to the date of determination under the caption “Treasury Constant Maturities” for the maturity (rounded to the nearest month) corresponding to the remaining term, as of the applicable redemption date, of the Notes being redeemed plus (2)     %. If no maturity set forth under such heading exactly corresponds to the remaining term of the Notes being redeemed, yields for the two published maturities most closely corresponding to the remaining term of the Notes being redeemed will be calculated as described in the preceding sentence, and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight-line basis, rounding each of the relevant period to the nearest month. The term “Statistical Release” means the statistical release designation “H.15” or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively-traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the terms of the Notes, then such other reasonably comparable index as Chevron shall designate. As provided in the Indenture, notice of redemption shall be given to the registered owners of Notes to be redeemed by mailing a notice of such redemption not less than 10 nor more than 60 days prior to the date fixed for redemption, to their addresses as they appear on the register books.

If an Event of Default (as that term is defined in the Indenture) shall occur, the principal of all Notes and the interest accrued thereon may be declared due and payable upon the conditions, in the manner and with the effect provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Notes then Outstanding.

The Notes are issuable in registered form in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Notes may be exchanged for a like aggregate amount of Notes of other authorized denominations as provided in the Indenture. This Note is transferable at the office of the Trustee by the registered owner hereof in person, or by such registered owner’s attorney duly authorized in writing, on the books of Chevron at said office, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Note. Upon such transfer a new fully registered Note or Notes of authorized denomination or denominations, for the same aggregate principal amount will be issued to the transferee in exchange herefor.

Chevron, the Trustee and any agent of Chevron or the Trustee and any paying agent may treat the registered owner hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than Chevron or the Trustee) for the purpose of receiving payment hereof or on account hereof and for all other purposes, and none of Chevron, the Trustee or any such agent shall be affected by notice to the contrary.

THIS NOTE AND THE OBLIGATIONS OF CHEVRON IN RESPECT HEREOF ARE GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of Chevron or of any successor of Chevron, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

Exhibit G

$[ ]	CUSIP:
N-1	ISIN:

CHEVRON CORPORATION

    % NOTE DUE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO CHEVRON CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE REPRESENTING THE NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

CHEVRON CORPORATION (herein referred to as “Chevron”), a corporation duly organized and existing under the laws of the State of Delaware, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [            ] ($[            ] ) on May     ,              in lawful money of the United States of America and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon in like money from May     , 2020 or from the most recent Interest Payment Date (hereinafter defined) to which interest has been paid or duly provided for until payment of such principal sum, at the rate of     % per annum, payable on each                      and                     , commencing                     , 2020 (the “Interest Payment Dates”).

The principal hereof is payable upon presentation and surrender of this Note at the principal office of Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”). Interest on this Note may be payable by check or draft mailed to the person in whose name this Note is registered at the close of business on the Record Date for such interest payment at such person’s address as it appears on the registration books of the Trustee. The Record Date for the Notes is the date which is 15 days prior to the relevant Interest Payment Date.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF FULLY SET FORTH AT THIS PLACE.

This Note shall not be entitled to any benefit under the Indenture (hereinafter defined), or become valid or obligatory for any purpose, until the Certificate of Authentication hereon endorsed shall have been executed by manual signature by the Trustee.

IN WITNESS WHEREOF, CHEVRON CORPORATION has caused this Note to be signed by its Assistant Treasurer manually or in facsimile and its corporate seal to be imprinted hereon and attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

Dated: May     , 2020

CHEVRON CORPORATION

By:
Name:
Title:

Attest:
Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities, of the Series designated

herein, described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

CHEVRON CORPORATION

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This Note is one of a duly authorized issue of securities of Chevron, not limited in aggregate principal amount, all issued or to be issued in one or more series of varying dates, numbers, interest rates and other provisions, under an Indenture dated as of May     , 2020, as amended by the First Supplemental Indenture dated as of May     , 2020 (such indenture as so amended being herein referred to as the “Indenture”) each being between Chevron and the Trustee. This Note is one of a series of Notes designated as its “    % Notes Due             ” aggregating $             in principal amount (herein called the “Notes”).

Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, obligations, duties and immunities thereunder of Chevron, the Trustee and the holders of the Notes, to all of the provisions of which Indenture the registered owner of this Note, by acceptance hereof, assents and agrees. The Indenture contains provisions permitting Chevron and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities (which term is defined in the Indenture as any security or securities of Chevron, authenticated and delivered under the Indenture) at the time Outstanding (as defined in the Indenture) and affected by such supplemental indenture, to execute one or more supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of such Securities; provided, however, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Security (including the Notes) affected thereby: (1) change the Stated Maturity (as defined in the Indenture) of the principal of, or premium, if any, or any installment of principal of or interest on, any Security; (2) reduce the principal amount of any Security or reduce the amount of the principal of an Original Issue Discount Security (as defined in the Indenture) or any other Security which would be due and payable upon a declaration of acceleration of the Maturity (as defined in the Indenture) thereof pursuant to Section 502, or reduce the rate of interest on any Security; (3) reduce any premium payable upon the redemption of or change the date on which any Security may or must be redeemed; (4) change the coin or currency in which the principal of or premium, if any, or interest on any Security is payable; (5) impair the right of any holder to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date (as defined in the Indenture)); (6) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture; or (7) modify any of the provisions of Sections 9.2, 5.12 or 10.5 of the Indenture, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any holder with respect to changes in the references to “the Trustee” and concomitant changes in Sections 9.2 and 10.5 of the Indenture, or the deletion of Section 9.2(7), in accordance with the requirements of Section 6.11 and 9.1(6) of the Indenture. It is also provided in the Indenture that the holders of a majority in principal amount of the Notes may waive (a) compliance by Chevron with the covenants contained in Article X of the Indenture with respect to the Notes and (b) any past or existing Event of Default with respect to the Notes and its consequences except a continuing default in the payment of the principal of or interest on the Notes or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the registered owner of the Note so affected.

Prior to                     ,             , the Notes shall be subject to redemption, at the option of Chevron, in whole or in part, at any time at a redemption price equal to the greater of (a) 100% of the principal amount of the Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the redemption date), discounted to the redemption date on a semiannual basis, calculated assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus interest accrued on the Notes being redeemed to, but not including, the redemption date. On or after                     ,             , the Notes shall be subject to redemption, at the option of Chevron, in whole or in part, at any time at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus interest accrued on the Notes being redeemed to, but not including, the redemption date. The “Adjusted Treasury Rate” is to be determined on the third Business Day preceding the redemption date and means (1) the arithmetic mean of the yields under the heading “Week Ending” published in the Statistical Release (hereinafter defined) most recently published prior to the date of determination under the caption “Treasury Constant Maturities” for the maturity (rounded to the nearest month) corresponding to the remaining term, as of the applicable redemption date, of the Notes being redeemed plus (2)     %. If no maturity set forth under such heading exactly corresponds to the remaining term of the Notes being redeemed, yields for the two published maturities most closely corresponding to the remaining term of the Notes being redeemed will be calculated as described in the preceding sentence, and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight-line basis, rounding each of the relevant period to the nearest month. The term “Statistical Release” means the statistical release designation “H.15” or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively-traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the terms of the Notes, then such other reasonably comparable index as Chevron shall designate. As provided in the Indenture, notice of redemption shall be given to the registered owners of Notes to be redeemed by mailing a notice of such redemption not less than 10 nor more than 60 days prior to the date fixed for redemption, to their addresses as they appear on the register books.

If an Event of Default (as that term is defined in the Indenture) shall occur, the principal of all Notes and the interest accrued thereon may be declared due and payable upon the conditions, in the manner and with the effect provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Notes then Outstanding.

The Notes are issuable in registered form in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Notes may be exchanged for a like aggregate amount of Notes of other authorized denominations as provided in the Indenture. This Note is transferable at the office of the Trustee by the registered owner hereof in person, or by such registered owner’s attorney duly authorized in writing, on the books of Chevron at said office, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Note. Upon such transfer a new fully registered Note or Notes of authorized denomination or denominations, for the same aggregate principal amount will be issued to the transferee in exchange herefor.

Chevron, the Trustee and any agent of Chevron or the Trustee and any paying agent may treat the registered owner hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than Chevron or the Trustee) for the purpose of receiving payment hereof or on account hereof and for all other purposes, and none of Chevron, the Trustee or any such agent shall be affected by notice to the contrary.

THIS NOTE AND THE OBLIGATIONS OF CHEVRON IN RESPECT HEREOF ARE GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of Chevron or of any successor of Chevron, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.